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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 18, 2002




                             NEW WORLD PASTA COMPANY
               (Exact Name of Registrant as Specified in Charter)


          Delaware                  333-76763                    52-2006441
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
       of Incorporation)           File Number)              Identification No.)


     85 Shannon Road, Harrisburg, PA                               17112
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (717) 526-2200

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                      INFORMATION TO BE INCLUDED IN REPORT

Item 4.           Changes in Registrant's Certifying Accountant

                  On September 18, 2002, the Board of Directors of New World Pasta Company (the "Company"), upon the recommendation of its Audit Committee, approved the dismissal of KPMG LLP ("KPMG") as the Company's independent auditors. KPMG was notified of their dismissal on September 18, 2002. KPMG had served as the Company's independent auditors since January 28, 1999, when our current stockholders acquired our predecessor in a recapitalization with Hershey Foods Corporation.

                  KPMG's reports on the Company's consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. KPMG's report on the Company's consolidated financial statements for the year ended December 31, 2001 noted that the Company had adopted Statement of Financial Accounting Standards Nos. 133, 138, 141 and certain provisions of 142, as required by each of the respective Standards, and that the Company had changed its method of accounting for certain raw materials inventories from a LIFO to a FIFO method, which was considered to be a preferable method.

                  During the years ended December 31, 2001 and 2000, and through the date of this Form 8-K, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years.

                  During a meeting of the Audit Committee of the Company's Board of Directors held on March 21, 2002, KPMG recommended to the Company that it continue to address implementation issues it had identified with its ongoing installation of an ERP software package ("Software"), which began in late 2001. The implementation issues of the Software were noted as a reportable condition to the Audit Committee but were not considered a material weakness of internal controls, and KPMG issued an unqualified audit opinion on the Company's calendar year ended December 31, 2001 consolidated financial statements. The Company has authorized KPMG to respond fully to the inquiries of the Company's successor independent auditors concerning these implementation issues.

                  The Company provided KPMG with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of KPMG's letter, dated September 25, 2002.

                  On September 18, 2002 the Board of Directors of the Company, upon the recommendation of its Audit Committee, approved the engagement of Ernst & Young LLP as the Company's independent auditors for the calendar year ending December 31, 2002.

                  During the years ended December 31, 2001 and 2000 and the subsequent interim periods through the date of this Form 8-K, neither the Company nor anyone on its behalf consulted Ernst & Young regarding any of the matters or reportable events listed in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

Item 7.           Financial Statements and Exhibits

(c)               Exhibits

                  Exhibit 16 Letter from KPMG LLP to the Securities and Exchange Commission dated September 25, 2002.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereupon duly authorized.

                                           NEW WORLD PASTA COMPANY


Date: September 25, 2002                   By:   /s/ Wayne Robison
                                              -------------------------------
                                           Name:  Wayne Robison
                                           Title: Vice President, Finance,
                                                  Chief Financial Officer and
                                                  Treasurer